                          CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Nor'Wester Brewing Company, Inc.



We hereby consent to the use in the United Craft Brewers S-4 Registration Statement of our report dated March 21, 1997 except as to Note 13, which is as of March 24, 1997 and Note 5, Note 14 and Note 1 (third paragraph only), which are as of June 23, 1997, relating to the financial statements of Nor'Wester Brewing Company, Inc. as of December 31, 1996, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ Price Waterhouse LLP
--------------------------
PRICE WATERHOUSE LLP

Portland, Oregon
July 23, 1997

                          CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Willamette Valley, Inc. Microbreweries Across America
(A Development Stage Company)


We hereby consent to the use in the United Craft Brewers S-4 Registration Statement of our report dated March 21, 1997 except as to Notes 13 and 14, which are as of March 24, 1997, and Note 1 (third paragraph only), which is as of June 23, 1997, relating to the financial statements of Willamette Valley, Inc. Microbreweries Across America as of December 31, 1996, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.




/s/ Price Waterhouse LLP
--------------------------
PRICE WATERHOUSE LLP

Portland, Oregon
July 23, 1997

                          CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Aviator Ales, Inc.
(A Development Stage Company)


We hereby consent to the use in the United Craft Brewers S-4 Registration Statement of our report dated March 17, 1997 except as to Note 12, which is as of March 24, 1997 and Note 1 (third paragraph only), which is as of June 23, 1997, relating to the financial statements of Aviator Ales, Inc. as of December 31, 1996, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.




/s/ Price Waterhouse LLP
--------------------------
PRICE WATERHOUSE LLP

Portland, Oregon
July 23, 1997

                          CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Bayhawk Ales, Inc.
(A Development Stage Company)


We hereby consent to the use in the United Craft Brewers S-4 Registration Statement of our report dated March 21, 1997 except as to Note 11, which is as of March 24, 1997 and Note 1 (third paragraph only), which is as of June 23, 1997, relating to the financial statements of Bayhawk Ales, Inc. as of December 31, 1996, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.





/s/ Price Waterhouse LLP
--------------------------
PRICE WATERHOUSE LLP

Portland, Oregon
July 23, 1997

                          CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Mile High Brewing Company
(A Development Stage Company)


We hereby consent to the use in the United Craft Brewers S-4 Registration Statement of our report dated March 17, 1997 except as to Notes 13 and 14, which are as of March 24, 1997 and Note 1 (third paragraph only), which is as of June 23, 1997, relating to the financial statements of Mile High Brewing Company as of December 31, 1996, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.




/s/ Price Waterhouse LLP
--------------------------
PRICE WATERHOUSE LLP

Portland, Oregon
July 23, 1997